EXHIBIT 10.4

AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

This Amendment No. 1 to the Employment Agreement between Scientific Industries, Inc. (the “Company”) and Helena Santos (“Employee”) is made this 23rd day of June, 2022 (“Amendment”). The Company and Employee are hereinafter collectively referred to as the “Parties.”

WHEREAS, the Company and Employee are parties to an existing Employment Agreement, dated July 1, 2017 (the “Agreement”);

WHEREAS, the Initial Term (as defined in the Agreement) expired on June 30, 2020;

WHEREAS, the Company and Employee extended the Initial Term of the Agreement for two additional one (1) year periods in accordance with Section 1 of the Agreement, such that the Term (as defined in the Agreement) of the Agreement was set to expire on June 30, 2022;

WHEREAS, Section 18 of the Agreement also permits the Parties to amend the Agreement by a writing signed by each of the Parties; and

WHEREAS, pursuant to Section 18 of the Agreement, the Parties wish to amend the Agreement to provide for an additional extension of the Term of the Agreement, as set forth in this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows.

1. Recitals. The above recitals are incorporated herein.

2. Extension of the Term of the Agreement. Pursuant to Section 18 of the Agreement, the Parties agree to extend Employee's employment with the Company for an additional three (3) year period commencing June 30, 2022, and ending June 30, 2025, which may be extended again by mutual agreement.

3. Miscellaneous. In all other respects, the Agreement between the Parties shall remain in full force and effect and there are no other changes or amendments to the Agreement, except as set forth in this Amendment. The Parties may execute this Amendment in several counterparts, each of which is deemed an original, but all of which constitutes one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement on the date set forth above.

Scientific Industries, Inc.

By:	/s/ John A. Moore	/s/ Helena Santos
	Name: John A. Moore	Helena Santos
Title: Chairman